Exhibit 10.33

Napo Pharmaceuticals, Inc.
201 Mission Street, Suite 2375
San Francisco, CA 94105

September 1, 2017

VIA ELECTRONIC MAIL

MEF I, LP

40 Wall Street

58th Floor

New York, NY 10005

Riverside Merchant Partners

125 Jericho Turnpike, Suite 504

Jericho, NY 11753

Dear All:

Reference is hereby made to that certain Note Purchase Agreement, dated March 1, 2017 (the “NPA”), by and among MEF I, LP (“MEF”), Riverside Merchant Partners (“Riverside”), and Napo Pharmaceuticals, Inc. (“Napo”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the NPA.

The parties have agreed to extend the Filing Date set forth in the NPA until October 20, 2017, and this letter agreement (the “Letter Agreement”) shall serve as an amendment to the NPA pursuant to Section 7.4 of the NPA and as written evidence of the mutual agreement among the parties to extend the Filing Date.

1.              NPA Amendment.  Accordingly, Napo, MEF and Riverside hereby agree that Section 1.1 of Annex II of the NPA is hereby deleted in its entirety and replaced as follows:

“1.1        No later than October 20, 2017 (the “Filing Date”), the Company shall prepare and submit to the Securities and Exchange Commission (the “Commission”), a Registration Statement on Form S-3 (or such other form available) covering the public resale of the Registrable Securities and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement and use reasonable best efforts to have the Registration Statement declared effective under the Act as n as possible thereafter (the “Effectiveness Date”). The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Act during the entire Effectiveness Period.

2.              Miscellaneous.

a.  Effectiveness.  From and after the date hereof, all references to the NPA shall mean the NPA as amended by this Letter Agreement.

b.  Other Provisions Unaffected.  Except as modified by this Letter Agreement, the NPA is unchanged and shall continue in full force and effect in accordance with the provisions thereof.

c.  Amendments.  The provisions of this Letter Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given, except by the written consent of all parties hereto.

[Signature page follows]

Very truly yours,

NAPO PHARMACEUTICALS, INC.

		By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	President & CEO

MEF I, LP

By:	/s/ Marc Manuel
Name:	Marc Manuel
Title:	Managing Director, Global Head of
On behalf of Magna Management

RIVERSIDE MERCHANT PARTNERS

By:	/s/ David A. Bocchi
Name:	David A. Bocchi
Title:	Managing Member